UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of report (Date of earliest event reported):
                          March 16, 2005 (February 24, 2005)


                               Pipeline Data Inc.


             (Exact name of registrant as specified in its charter)


            DELAWARE                  333-79831                13-3953764

State or other jurisdiction of   (Registration No.)          (IRS Employer
 incorporation or organization                            Identification No.)


             1599 Washington Street, Braintree, Massachusetts 02184
                    (Address of principal executive offices)

                                 (800) 932-5708
                         (Registrant's telephone number,
                              including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

     Pipeline Data Inc. announced that it entered into agreements to acquire two merchant portfolios totaling 1,500 accounts from two Independent Sales Organizations "ISO's", Advanced Internet Services, Inc. and CPS of New York, Inc. The purchase price for the Advanced Internet Services, LLC portfolio is $589,589 plus 64,010 shares of Pipeline Data common stock. The purchase price for the CPS of New York, Inc. portfolio is $1,090,011.23. The full text of the press release issued by regarding the acquisitions is attached as Exhibit 99.1 hereto. The attached Exhibit is being furnished pursuant to Item 7.01 "Regulation FD Disclosure" and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

                                    SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                      Pipeline Data Inc,

Dated: March 29, 2005                               By: /s/ MacAllister Smith

                                                      ------------------------
                                                      MacAllister Smith
                                                      Chief Executive Officer